As filed with the Securities and Exchange Commission on June 13, 2003

File Nos. 2-80886
811-03626

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 58

and

     REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 54

CITIZENS FUNDS*
(Exact Name of Registrant as Specified in Charter)

230 Commerce Way, Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (603) 436-5152

Sophia Collier
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
(Name and Address of Agent for Service)

WITH COPIES TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
150 Federal Street Boston, MA 02110

It is proposed that this filing become effective 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

* This filing relates only to the Registrant’s series Citizens 300 Fund and Citizens Investment Grade Bond Fund.

_____________ , 2003

Prospectus

Citizens 300 Fund

Citizens Investment Grade Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Overview

At Citizens Funds, we strive to deliver strong investment performance by investing in companies that we believe are fundamentally strong and socially responsible. In the long run, we believe that financially strong companies that have good corporate behavior will also have superior financial performance compared to those that lack corporate responsibility.

The Citizens 300 Fund seeks long-term capital appreciation by attempting to replicate the composition and performance of the Citizens Index, a market weighted index created and maintained by the fund’s investment adviser, Citizens Advisers, to reflect the large-capitalization portion of the domestic equity market.

The Citizens Investment Grade Bond Fund seeks to achieve high total investment return from a combination of current income and capital appreciation. We use a number of investment techniques to seek to control the inherent risk of the fund. We also examine the overall investment characteristics of the fund to seek to ensure that risk is controlled in a manner that is consistent with the fund’s investment objective.

Additional information on the Citizens Index and our investment approach for the Citizens Investment Grade Bond Fund, including social screening, can be found under Fundamental Social Research SM in the “Other Policies and Risks” section of this prospectus.

The Citizens 300 Fund is designed for long-term investors. Market behavior is unpredictable, especially in the short term. If you have a long-term investment horizon and you understand the risks of financial markets and mutual funds, then this fund may be an appropriate investment for you. The Citizens Investment Grade Bond Fund is a fixed-income fund, which may be appropriate for investors who have shorter time horizons, prefer lower risk investments, or are seeking to diversify their portfolios. Each fund and its risk profile are more fully described in the following pages.

If you have any questions about our funds and their investment performance or strategies, please call us.

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Citizens 300 Fund

Ticker Symbol:	CUSIP number:

N/A

The Fund’s Goal and Main Strategies

Goal. The fund seeks long-term capital appreciation.

Main Strategies. The fund seeks its objective by attempting to replicate, as closely as possible, the composition and performance of the Citizens Index. The Citizens Index, which the fund’s investment adviser created and maintains, is a market weighted index designed to reflect the large-capitalization portion of the domestic equity market. The Index consists of approximately 300 large sized U.S. companies that have passed Citizen Advisers’ financial and social screens. The fund invests in companies in the Index in the same proportion that the companies appear in the Index; because the Index is capitalization weighted, relatively larger companies have greater representation in the Index and the fund than smaller ones.

The fund is newly organized and initially may not be able to invest in every company in the Index. During normal market conditions and after achieving sufficient scale, the fund will try to achieve a 95% correlation, before expenses, with the performance of the Index. A 100% correlation would mean that the fund and the Index are perfectly matched. Although the fund will attempt to replicate the composition and performance of the Index as closely as possible, fund fees and expenses will prevent exact correlation and generally will result in the fund slightly underperforming the Index.

Under special circumstances, for defensive purposes or to reduce concentration in a particular industry, issuer or economic sector, the adviser may cause the fund’s assets to vary from the Index temporarily. The fund may invest comparatively heavily in higher risk sectors, such as the technology sector, or in certain stocks with above-average risks.

The fund will buy and sell securities as the composition of the Index changes. Citizens Advisers reviews the Index on a regular basis. Companies may be removed from the Index for a variety of reasons including deteriorating financial condition, failing social responsibility screens or the composition of the Index failing to be representative of the large-capitalization domestic equity market. If a company is removed the adviser will typically replace it with one or more companies that meet the adviser’s financial and social criteria.

Under normal circumstances, the fund will hold a small amount of cash or money market instruments (usually no more than 5% of assets) for operating expenses and to fund redemption requests.

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Main Risks to Fund Investors

Market Risks. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund’s shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

Sector and Company Risks. To the extent that the fund invests in a given sector, it is exposed to that sector’s risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. Certain sectors, such as technology, can be highly volatile because of such factors as rapid product obsolescence and intense competition. Similarly, the fund’s investments in each stock represent exposure to that company’s risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

Index-Related Risk. Because of the fund’s strategy of attempting to replicate the composition and performance of the Citizens Index, the fund may at times continue to hold stocks that look unattractive or may avoid stocks that look attractive. At the same time, to the extent the fund’s composition is different from that of the Index, it runs the risk that its performance may deviate from that of the Index. Even if the fund’s composition varies only slightly from that of the Index, it is possible that the performance of the fund could be substantially different from that of the Index.

Performance

Because the fund is a new fund, performance information for this fund is not provided in this prospectus.

Fees and Expenses

These tables show the costs you should expect to pay as a fund investor.

Shareholder Fees — paid directly from your investment

Sales Charges and Redemption Fees	None

Annual Fund Operating Expenses — deducted from fund assets
		Standard Shares
Management Fees		0.20%
Distribution (12b-1) Fees		0.25%
Other Expenses[1]		1.43%
Total Annual Operating Expenses[2]		1.88%

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[1]	The amount set forth in “other expenses” has been estimated based on expenses the fund expects to incur during its first fiscal year.
[2]	The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.90%. The adviser may terminate this waiver at any time.

Expense Example

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

	1 Year	3 Years

Standard Shares	$191	$591

Citizens Investment Grade Bond Fund

Ticker Symbol:	CUSIP number:

N/A

The Fund’s Goal and Main Strategies

Goal. The fund seeks to achieve a high total investment return from a combination of current income and capital appreciation.

Main Strategies. The fund invests primarily in bonds and mortgage-backed securities. a non-fundamental policy, the fund will, under normal circumstances, invest at least 80% of its net assets in investment-grade bonds (those whose credit quality puts them among the top four rating categories) and related investments. Bonds whose ratings fall below investment grade after purchase by the fund are still considered to be investment grade for purposes of this 80% category. The fund may invest up to 20% of its total assets in preferred stock, convertible securities and high-yield securities, commonly known as junk bonds. The fund currently expects to maintain an average dollar-weighted maturity of between 3 and 8 years, although securities of longer or shorter maturities may be purchased.

The fund is actively managed, and may invest in a wide variety of securities, including the following:

    corporate bonds and other corporate debt issues

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    obligations of the U.S. government and its agencies and instrumentalities, including mortgage backed securities debt and equity securities of real estate investment trusts equity securities, such as warrants and preferred stock

    discount notes, corporate paper or other short term debt obligations debt securities of foreign issuers, including Yankee bonds (dollar-denominated bonds issued by foreign issuers)

    collateralized mortgage obligations and mortgage backed and asset-backed securities

At times, the fund may over- or underemphasize any particular economic sector (cluster of related industries). This means that the fund may invest in comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a security if it fails our re-screening for social, environmental or corporate responsibility criteria, if other securities appear to represent better value, if there is an actual or anticipated decline in its credit quality, or in order to adjust the fund’s exposure to a certain sector or type of risk.

Main Risks to Fund Investors

Market Risks. As with any bond fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund’s shares are worth less when you sell them than when you bought them. Although typically less volatile than the stock market, the bond market may react dramatically and unpredictably to political, regulatory, market or economic developments.

Interest Rate Risks. When interest rates rise, prices of bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond’s maturity, the greater this risk.

Credit Risks. If the issuer of a bond becomes (or is expected to become) less creditworthy, the price of its bonds typically falls. In some cases, a bond may go into default and the issuer may be unable to make timely payments of interest or principal.

Junk bonds pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of defaults. Bonds in the lower end of the investment-grade category may carry these risks in reduced form.

Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund’s investment in obligations

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of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

Prepayment and Extension Risks. Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of the fund’s mortgage-backed securities. For example, if rates fall and homeowners refinance mortgages, mortgage-backed securities may be paid off early and the fund would typically have to reinvest that money at a lower rate. If rates rise, the fund may be “locked into” an undersirable rate in its mortgage-backed securities, and the security’s expected maturity may be lengthened, making its price more volatile. These risks can cause losses of income as well as capital for the fund.

Sector Risks. To the extent that the fund invests in a given sector, it is exposed to that sector’s risks. The fund’s performance could be hurt if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector’s performance, over any period of time, may be quite different from that of the overall market.

Performance

Because the fund is a new fund, performance information for this fund is not provided in this prospectus.

Fees and Expenses

These tables show the costs you should expect to pay as a fund investor.

Shareholder Fees — paid directly from your investment

Sales Charges and Redemption Fees	None

Annual Fund Operating Expenses — deducted from fund assets
		Standard Shares
Management Fees		0.45%
Distribution (12b-1) Fees		0.25%
Other Expenses[1]		3.67%
Total Annual Operating Expenses[2]		4.37%

[1]	The amount set forth in “other expenses” has been estimated based on expenses the fund expects to incur during its first fiscal year.
[2]	The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 1.20%. The adviser may terminate this waiver at any time.

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Expense Example

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your at the end of each period. This is only an example; actual expenses and returns will be different.

	1 Year	3 Years

Standard Shares	$438	$1,323

Other Policies and Risks

Change in the funds’ investment objective. Each Citizens fund may change its investment objective (goal) as long as the change is approved by the fund’s trustees; the fund does not have to seek shareholder approval.

Fundamental Social ResearchSM. Every security in the Citizens Index and the Citizens Investment Grade Bond Fund is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of the factors — fundamental and social — that we believe affect a company’s stock performance over time.

Citizens’ Social Criteria

Exclusionary	Qualitative

Tobacco Alcohol Nuclear power Weapons production Lack of diversity Gambling	Business practices and corporategovernance Environmental performance Human rights Diversity and equal opportunity Labor and employee relations Community involvement Animal testing

Additional policies affecting the funds.

  The Citizens Investment Grade Bond Fund invests in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for the fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own

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credit analysis. When two independent ratings disagree, we may use the higher one. If a security’s credit quality falls, we usually will sell the security unless we determine that it would better serve the fund’s interest to keep it.

  In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, a fund typically invests a portion of its assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances — such as in order to reduce or avoid concentration in an industry or issuer or because of unusual market conditions — each fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won’t achieve its goal.

Statement of Additional Information (SAI). Please note that there are many other factors which are not described herein that could adversely affect an investment in a fund or prevent a fund from achieving its goal. More information about the strategies and risks of the funds appears in the Statement of Additional Information (SAI).

To obtain an SAI, see the back cover of this prospectus. Investors should understand that a fund is not required to follow all of the investment techniques described in this prospectus or the SAI, and may not invest in all permitted types of securities.

Management of the Funds

The Investment Adviser

The funds’ investment adviser is Citizens Advisers, Inc., 230 Commerce Way, Portsmouth, NH, 03801. Citizens Advisers has served as investment adviser to funds in the Citizens Funds family since 1982. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds’ distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of the funds’ portfolios.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

Fees paid to the adviser. As payment for providing the funds with investment advisory and administrative services, Citizens Advisers is entitled to receive the following fees from the funds during the current fiscal year:

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Citizens 300 Fund	0.30% % of average net assets

Citizens Investment Grade Bond Fund	0.55% % of average net assets

In addition to other fees disclosed elsewhere in this prospectus and in the table above, the funds pay the investment adviser a shareholder service fee. The fee is based upon the number of accounts.

Subadvisers. Citizens Funds has obtained an exemptive order from the SEC that allows it, with the approval of Citizens Funds trustees but normally without shareholder approval, to:

  hire or replace subadvisers

  change the terms of subadvisory agreements

  continue to employ subadvisers after an event (such as an acquisition of a subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

The funds currently do not have a subadviser, but if a subadviser were added for a fund the prospectus would be revised and shareholders of the fund would be notified.

Portfolio Management for Each Fund

Citizens 300 Fund
Portfolio Manager

Sophia Collier (since inception)

  Principal Owner and Chair, Citizens Advisers (since 1991)

  President, Citizens Funds (1991 – 1998, since 2002)

  President, Citizens Advisers, Citizens Securities (1991 – 1998, since 2002 )

Citizens Investment Grade Bond Fund
Portfolio Manager

Susan Kelly (since inception)

  Portfolio Manager, Citizens Advisers (since 2000)

  Former Assistant Portfolio Manager, John Hancock Advisors (1997-2000)

  Former Assistant Portfolio Manager and Assistant Vice President, Smith Barney (1990-1997)

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Your Account

Classes of Shares

Standard shares of each fund are designed for individual investors and are no-load, meaning that they have no sales or redemption charges.

Standard Shares

Minimum Initial Investment and Minimum Balance

  $2,500 for regular accounts; $1,000 for IRA, Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan (AIP) accounts

Minimum Additional Investment

  $50 for all accounts, including AIP accounts

Distribution (12b-1) Fee

  0.25% of average net assets annually

Distribution fees. Under Citizens Funds’ Distribution Plan, Standard shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Policies for accounts with below-minimum balances. If your balance falls below the minimum described above, a fund may charge you $20 a year when your balance is below the minimum. If you fail to bring your balance up to the minimum level, the fund may give you 30 days’ notice to do so, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts.

How to Buy Shares

Buying shares directly. To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com. To buy shares in an existing account, you can place your order in writing, online at the address above, or by calling 800.223.7010 and using our automated phone service or speaking with a shareholder service representative.

When buying shares, you may pay by check, by exchange from another Citizens fund, or by wire. All checks must be made payable to “Citizens Funds”; we cannot accept checks that are payable to anyone else and signed over to us. We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. Citizens Funds reserves the right to reject any order to purchase shares. For additional investments of $50.00 per month, per fund, you may establish an Automatic Investment Plan (AIP) account. See page ___ for more details.

Buying shares through a “fund supermarket.” The funds are available through many popular fund supermarkets, including Charles Schwab’s Mutual Fund OneSource® and Fidelity Investments FundsNetwork®.

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Buying shares through a broker-dealer. Many broker-dealers offer the funds, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

How to Sell Shares

Selling shares by phone. We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way. If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds’ investment adviser and the funds’ transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the “Account Access” section at www.citizensfunds.com, through our automated phone service, or in writing.

Selling shares online or by automated phone service. If you have signed up for the Telephone Redemption and Exchange privilege, you can select the account access option located at www.citizensfunds.com and follow the on-screen directions to create an account and process transactions, or you can call our automated phone service at 800.223.7010, press option 2 and follow the instructions to create a log-in, access an account and process transactions.

Selling shares in writing. Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see below). These include:

  all orders to sell shares that are worth more than $100,000 all exchanges between accounts that do not have identical titles all orders to sell shares in accounts whose name or address has been changed within the last 30 days all orders to sell shares where the proceeds are being sent to a different address than the one on the account at our discretion, any other order

Selling shares through a broker-dealer. You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or

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electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.

Medallion Signature Guarantees. A signature guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. Not all written orders need a signature guarantee, but to avoid delays, it’s a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. Questions? Call 800.223.7010.

In addition to the types of orders described above, certain changes to your account need a Medallion Signature Guarantee, including:

  Any change to your account title

  Adding or changing your pre-designated wire or Automated Clearing House (ACH) instructions

  Setting up or changing a systematic withdrawal plan or AIP

We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

Proceeds from selling shares. When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically next-day, but you will be charged a fee to send a wire transfer (see table in “Investor Services”). Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request.

We reserve the right to wait up to seven business days before paying the proceeds when you sell shares. If you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 15 days from the date of purchase. Under these circumstances, we will reject your order to sell shares and you must resubmit a request in good order to sell shares.

The funds’ business hours. The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day.

The funds calculate the value of their shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m. (ET), but on occasion may close earlier.

How the funds price their shares. To calculate a fund’s share price, or Net Asset Value (NAV), we add up the fund’s assets, subtract its liabilities, and then divide by the number of shares outstanding.

We generally use market prices to value securities. Debt securities maturing within 60 days are normally valued at amortized cost, which is approximately equal to market value and is described in the Statement of Additional Information. If a market quotation for a given security is unavailable, or if the adviser believes an available quote does not accurately reflect

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the current value of a security, the adviser will fair value that security in good faith, using the policies established by the funds’ Board of Trustees.

Cost of shares when you buy or sell. When you buy shares in a fund, your transaction will go through at the next share price calculated for the fund after we receive your order request and payment in good funds.

When you sell shares in a fund, your transaction will go through at the next share price calculated for the fund after your redemption request, in proper form, has been received.

Timing of orders placed through broker-dealers. If you place an order with one of our authorized brokers, or their intermediaries, we will consider the order to have been accepted by us at the time it is accepted by them.

Redemption in kind. The funds will normally redeem shares for cash, but when the redemption is for more than $250,000, the fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.

Contacting Us with Your Orders
Regular U.S. Mail:
Citizens Funds
PO Box 182456
Columbus, OH 43218-2456

Overnight or Express Delivery:
Citizens Funds
3435 Stelzer Road
Columbus, OH 43219

Wire Transfers:
Citizens Funds
c/o Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

Routing number: 042000314
A/C number: 999-44-975

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For further credit:
Your name, account number, and the name of the fund you wish to invest in.

Telephone:
800.223.7010

Investor Services

Services. As part of our commitment to your investment success, we offer a full range of investor services:

  Tax-Advantaged Retirement Plans and Education Savings Accounts. These include traditional and Roth IRAs, SEP and SIMPLE IRAs, Coverdell Education Savings Accounts and 403(b) plans. Citizens Funds can also be offered as an option in 401(k) and 457 plans.

  Automated Investment Plans. Simply check off the appropriate box on your account application, provide the bank information requested, and tell us the amount and schedule of the investments and the fund of your choice.

  Systematic Withdrawal Plan. Send us a written request and we’ll set up this plan to automatically redeem a portion of your shares and make regular monthly, quarterly or annual payments on your behalf.

Exchange privilege. You may exchange at any time from a fund to another Citizens Fund. Simply call or write with your request. Keep in mind that the investment minimums and monthly minimum balance fee still apply with all exchanges.

Because excessive trading can lower a fund’s performance and harm other shareholders, we reserve the right to suspend or terminate (with advance notice) the exchange privilege of any investor who makes excessive use of the privilege, which we define as more than five exchanges within a one-year period.

We may also restrict or refuse exchanges that appear to us to be part of a pattern of “market timing” or other simultaneous orders affecting significant portions of a fund’s assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

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Excessive Trading. We reserve the right, at our discretion, to suspend the offering of shares of a fund and to reject any purchase request — including exchanges from other funds — that we regard as disruptive to the efficient management of the fund. Because excessive trading can lower the fund’s performance and harm other shareholders, we may reject purchase requests that appear to us to be part of a pattern of “market timing.”

Householding. To reduce expenses, we may mail only one copy of the funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact us at 800.223.7010, or if your shares are held through a broker or financial institution, please contact them directly.

e-SERVICES. Accessing your Citizens Funds account statements, prospectuses and annual/semi-annual reports and other information online helps reduce the amount of paper you receive. It’s fast and convenient, environmentally friendly, and can potentially lower fund expenses. Please visit www.citizensfunds.com to sign up today. If you have any questions about these services, please call us for assistance at 800.223.7010.

Costs for Services

The following table outlines most of the fees associated with our services and with account activity and maintenance.

Below minimum balance	$20 per year
Yearly IRA/403(b) fee	$10 per account up to a maximum of $20(waived for total IRA/403(b) balances of$25,000 and higher, and total accountbalances of $50,000 and higher).
Close IRA account	$15 per fund/account
Returned Purchase (wire, ACH or check)	$20
Send wire transfer (U.S.)	$10
Send wire transfer (foreign)	$20
Returned debit (ACH)	$20
Stop payment	$20

Duplicate statements, checks and tax forms $2 each (free for automated phone line requests);

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

Normal frequency of dividends and distributions. For the Citizens 300 Fund, distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. For the Citizens Investment Grade Bond Fund, dividends of investment

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income normally are declared and paid monthly and capital gains are distributed once a year. A fund won’t declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if tax considerations make it necessary.

Receiving your dividends and distributions. You can receive your dividends and distributions in one of four ways:

  automatically reinvested in additional shares of the same fund automatically invested in another Citizens fund of your choice sent to you by check

  electronically transferred to your bank account (via ACH)

Unless you instruct us otherwise, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund, at the NAV calculated on the date the dividends or distributions are paid.

Information regarding dividends and other distributions will be included on your statement.

Tax Information

The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP or 401(k) account. Because each investor’s tax situation is unique, we suggest that you consult your tax adviser for further information.

Taxability of dividends and distributions. You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions paid from ordinary investment income and short-term capital gains are generally taxable as ordinary income. Distributions designated as capital gain distributions (paid from net capital gains, i.e., the excess of net long-term capital gain over net short term capital loss) are treated as long-term capital gains for federal tax purposes. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

“Buying a dividend.” If you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as “buying a dividend.” If you wish to avoid this, you may want to check to see when the fund’s next anticipated distribution is. This is not a concern for investments made through tax-deferred accounts.

Tax on dispositions of fund shares. Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.

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Federal income tax withholding. If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States described in this paragraph.

To Learn More

Additional documents are available that can help you learn more about these funds:

Statement of Additional Information (SAI) — contains more detailed information about the management and operations of the funds. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

Annual and Semi-Annual Reports to Shareholders — issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the funds’ performance during the report period.

You can receive a copy of the funds’ current SAI and shareholder reports, when available, without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.

Information about Citizens Funds, including the current SAI, and shareholder reports, when available, are also available from the SEC through a variety of methods. You can:

  find them on the Edgar Database of the SEC Internet site at http://www.sec.gov have copies sent to you (after paying a copying fee) by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov view and copy them in person at the SEC’s Public Reference Room in Washington, D.C.; for more information, call 202.942.8090

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800.223.7010

www.citizensfunds.com

Citizens Funds are available through popular mutual fund supermarkets such as Charles Schwab’s Mutual Fund OneSource® and Fidelity Investments FundsNetwork®.

Citizens Funds® is a registered trademark of Citizens Advisers, Inc.

Transfer and Dividend Paying Agent:
BISYS, 3435 Stelzer Road, Columbus, OH 43219

©2003 Citizens Funds

SEC File No. 811-3626

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Citizens Funds®

Statement of Additional Information
________________ , 2003

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens 300 Fund and Citizens Investment Grade Bond Fund Prospectus dated ___________ , 2003. A copy of the current Prospectus can be obtained by calling 800.223.010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

Citizens Funds®

Citizens 300 Fund
Citizens Investment Grade Bond Fund

Citizens Funds

Citizens Funds (the “Trust”), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) as a diversified management company. Citizens Funds presently consists of fourteen separate series, each with its own investment objective, assets and liabilities. These series include the Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens International Growth Fund (inception date 12/20/00), Citizens Value Fund (the successor of the Meyers Pride Value Fund (inception date 6/13/96)), Citizens Ultra Short Bond Fund (inception date

November 22, 2002) and Citizens Balanced Fund (inception date December 20, 2002). The Citizens Prime Money Market Fund and Citizens Government Obligations Fund were designated series of the Trust on August 19, 2003 and have not commenced operations as of the date of this SAI. The Citizens 300 Fund and Citizens Investment Grade Bond Fund were designated series of the Trust on February 17, 2003 and have not commenced operations as of the date of this SAI.

On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. The Citizens 300 Fund and the Citizens Investment Grade Bond Fund, each a series of Citizens Funds, is referred to herein as a “Fund,” or, collectively, the “Funds.”

This Statement of Additional Information relates to the Standard Class shares of the Citizens 300 Fund and Citizens Investment Grade Bond Fund.

Investment Strategies, Risks and Fundamental and Non-Fundamental Policies

Investment Strategies and Risks

In addition to the principal investment strategies and risks described in the Prospectus, the Citizens 300 Fund and Citizens Investment Grade Bond Fund will from time to time employ other investment strategies that are described below.

The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, the particular Fund’s investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Preferred Stock

Each Fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company’s board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, like equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities

Each Fund may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Securities

Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. The Funds will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses. Derivatives may have economic characteristics similar to the investment-grade bonds held by the Citizens Investment Grade Bond Fund. In that case, derivative investments will be considered related investments for purposes of that Fund’s policy to invest at least 80% of its net assets in investment-grade bonds and related investments.

Options. Each Fund may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of a Fund’s total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

Futures Contracts. Each Fund may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Warrants. Each Fund may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund’s books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

Structured Securities. The Citizens Investment Grade Bond Fund may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

Risks. The use of derivative securities depends on the Fund manager’s ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

  the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the applicable Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged the possible absence of a liquid secondary market for any particular derivative at any time the potential loss if the counterparty to the transaction does not perform as promised; and
  the possible need to defer closing out certain positions to avoid adverse tax consequences.

     Options may present additional risks because the Fund manager may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, a Fund may be required to purchase at a loss a security on which it has sold a put option.

     Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

     Structured Securities, or strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before the Citizens Investment Grade Bond Fund receives the money it initially invested in the security. This may happen if interest rates go down. The Fund’s ability to collect interest payments also will end if an interest-only strip defaults. Conversely, the Fund’s investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today’s dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Repurchase Agreements

The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on securities collateralizing the repurchase.

The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund’s name in the form of instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Foreign Securities

Each Fund may invest in foreign securities that meet the Trust’s social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund’s share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances — such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve — the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by a Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Each Fund may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

Each Fund may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

“When-Issued” Securities

Each Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the “Adviser” or “Citizens Advisers”), the Funds’ manager, were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Private Placements and Illiquid Investments

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities

Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the “Securities Act”), but can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds’ Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. See “Fundamental and Non-Fundamental Policies” below.

Real Estate Securities

Each Fund may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Lending of Portfolio Securities

Each Fund may lend (a “Lending Fund”) its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund would earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds or the Adviser.

Short-Term Debt Obligations

Each Fund may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short-term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers’ acceptances.

Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers’ acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

The Investment Grade Bond Fund may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund’s corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

Asset-Backed Securities

The Investment Grade Bond Fund may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables (“CARS”) and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

Mortgage Backed Securities

The Investment Grade Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs, which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

     The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (formerly the Federal National Mortgage Association) (“Fannie Mae”), and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) (“Freddie Mac”). Obligations of GNMA are backed by the full faith and credit of the U.S. government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only.

     A portion of the Investment Grade Bond Fund’s assets may be invested in collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, Fannie Mae or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The Investment Grade Bond Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated

maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Socially Responsible Investing

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

In finding such investments for the Citizens Index and the Citizens Investment Grade Bond Fund, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse data sources and direct dialog with the companies under review. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process.

Companies are eliminated from investment consideration if they:

  Produce tobacco or tobacco products;

  Produce alcoholic beverages;

  Produce power from nuclear power plants or are primary suppliers for the industry;

  Have material interests in the manufacture of weapons or weapons-specific components;

  Are involved in gambling as a main line of business;

  Lack diversity at the level of the board of directors/senior management.

Once a company passes the above exclusionary screens, our research team conducts a qualitative analysis in seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

Business Practices and Corporate Governance

  We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products responsibly.

  We create a corporate governance profile for companies, and seek to invest in companies that demonstrate “best practices” related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

  We consider the social impact of a company’s product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

Environmental Performance

  We consider each company’s environmental impact based on its historical performance, current policies and industry standards. We avoid companies with poor environmental records in the context of these criteria.
  We favor companies that have minimal impact on the environment. We look for companies with rigorous environmental policies that are carefully monitored and for companies that engage in proactive environmental initiatives.

Human Rights

  We do not invest in companies that permit the use of child labor, forced labor or other abuses in the manufacture of their products.
  We seek companies that have codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers.

Diversity and Equal Opportunity

  We avoid companies that have a pattern of discrimination based on age, gender, religion, race, disability or sexual orientation.

  We favor companies that promote equal opportunity and that actively recruit, hire and promote individuals in order to create a diverse workforce.

Employee Relations

  We do not invest in companies that have patterns of labor law violations or that engage in unfair labor practices.

  We avoid companies that have poor safety records or consistent patterns of OSHA violations.

  We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit-sharing. We favor companies that provide benefits to same-sex partners.

Community Relations

  We consider each company’s relationship to the communities in which it operates, with particular attention to community concerns with the company facilities and practices.

  We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

Animal Testing

  We consider the use of animal testing by companies that manufacture personal care products as a material line of business. We avoid those that test on animals in excess of legal requirements.

  We avoid companies with a pattern of violations of the Animal Welfare Act.

All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

Fundamental and Non-Fundamental Policies

The Trust, on behalf of each Fund, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a “Majority Shareholder Vote”), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

2. The Funds may not issue any senior security (as that term is defined in the 1940

Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts and except that the Citizens 300 Fund may concentrate its investments in any particular industry to the extent any underlying index whose performance the Fund seeks to replicate concentrates in that industry. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Trust’s Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

As a non-fundamental policy, Citizens Investment Grade Bond Fund will under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade bonds and related investments for those securities. The Fund has adopted a policy requiring it to give at least 60 days’ notice to shareholders before changing this investment policy.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Temporary Defensive Positions

Each Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or (ii) for liquidity purposes or pending the investment of the proceeds of the sale of the Fund’s shares. Such temporary defensive positions would be inconsistent with the Fund’s principal investment strategies and may adversely impact Fund performance.

Portfolio Turnover

For Citizens Investment Grade Bond Fund and Citizens 300 Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

Since the Funds are newly organized, there is no historical portfolio turnover rate data for the Funds as of the date of this Statement of Additional Information.

Trustees, Officers and Beneficial Owners

A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the Funds’ Adviser or Distributor.1 The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds’ Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for twelve funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their Fund duties is 230 Commerce Way, Portsmouth, NH 03801.

Interested Trustees

Name and Age	Position(s) w/ Funds and Date Elected or Appointed	Principal Occupation(s) During Past 5 Years

Sophia Collier 47	Trustee since 10/91 President 1991 – 1998 and since 2002 Chair of Board 01/02 – 8/02	Portfolio Manager, Citizens Funds, since 3/95, Majority Owner and Chair of Board of Directors, Citizens Advisers, Inc., since 12/91
President, Citizens Advisers, Inc., 12/91 – 9/98 and since 7/02
Chair of the Board of Directors, Northpoint
Technology, Ltd., since 1/97

Mitchell A. Johnson 61	Trustee 12/97 – 8/01 and since 11/02, Trustee Emeritus 8/01 – 11/02	President, MAJ Capital Management (personal investments), since 8/94President, Corporate Finance, Student LoanMarketing Association, 5/73 – 8/94

[1]	Sophia Collier and each officer listed as an interested person of the Funds, is interested by virtue of their position or affiliation with the Funds’ investment adviser.
Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

Independent Trustees

Name and Age	Position(s) w/ Funds and Date Elected or Appointed	Principal Occupation(s) During Past 5 Years

Judy Belk 50	Trustee since 5/01	Senior Advisor and Consultant to Philanthropic and Non-Profit Organizations, since 11/00 Vice President, Global Public Affairs, Levi Strauss & Co., 6/90 – 6/00

Walter D. Bristol, Jr. 52	Trustee since 5/01	Executive Vice President for Corporate Operations and Chief Financial Officer, American Heart Association, since 5/96

Jeannie H. Diefenderfer 42	Trustee since 5/01	Vice President, Verizon 8-02 – present Group President, Verizon, 8/01 – 7/02 Senior Vice President, Verizon, 5/98 – 7/01 Executive Director, Verizon, 2/96 – 4/98

Name and Age	Position(s) w/ Funds and Date Elected or Appointed	Principal Occupation(s) During Past 5 Years

Pablo S. Eisenberg 70	Trustee since 12/99	Senior Fellow, Public Policy Institute, Georgetown University, since 1/99 Executive Director, Center for Community Change, 5/75 – 6/98

Orlando Hernandez 55	Trustee since 8/01	Vice President of Finance, Texas Instruments, 5/76 – 4/01

Martha S. Pope 58	Trustee since 12/99 Chair 8/02 – present	Senior Advisor for the Northern Ireland Peace Negotiations, 1/95 – 7/98 Trustee, National Park Foundation, since 8/00 Trustee, Hofstra University, since 6/00

Officers Who Are Not Trustees

Name and Age	Position(s) w/ Funds and Date Elected or Appointed	Principal Occupation(s) During Past 5 Years

Sean P. Driscoll 38	Senior Vice President, Citizens Advisers, Inc., since 04/03; Treasurer since 3/99	Vice President, Citizens Advisers, Inc., 11/98 – 4/03 Assistant Treasurer, Citizens Advisers, Inc., since 10/02 Director, Fund Administration, State Street Bankand Trust Company, 3/98 – 11/98 Vice President, Compliance, Putnam Investments, 1/97 – 3/98

Marcia Kovalik 40	Vice President, CitizensAdvisers, Inc., since 4/03; Asst. Secretary since 5/01	Counsel, Citizens Advisers, Inc., 2/01 – 04/03 Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A., 9/95 – 2/01

Alaina Metz[2] 35	Asst. Secretary since 2/01	Chief Administrative Officer, BISYS Fund Services Ohio, Inc., since 6/95

The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of the Independent Trustees of the Trust.

The Audit Committee met two times last year to review the Citizens Funds’ internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Trust, to approve any significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Nominating Committee periodically reviews procedures and policies of the Board of Trustees and its Committees and periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee did not meet last year.

The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Trust’s continued leadership in providing socially responsible investments for its shareholders. The Committee met two times last year.

The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.

The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2002. Because the Funds had not commenced operations in 2002, no trustee owned shares of the Funds as of that date.

[2]	Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Funds overseen by Trustee in Citizens Family of Funds

Interested Trustees

Sophia Collier	Over $100,000
Mitchell A. Johnson	$10,001 – 50,000

Independent Trustees

Judy Belk	$1 – 10,000
Walter D. Bristol, Jr.	$1 – 10,000
Jeannie H. Diefenderfer	None
Pablo S. Eisenberg	$10,001 – 50,000
Orlando Hernandez	None
Martha S. Pope	$10,001 – 50,000

The following compensation table discloses the aggregate compensation paid to the Trustees from the Trust for services provided for the Trust’s fiscal year ended June 30, 2002. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

CITIZENS FUNDS – COMPENSATION TABLE

Name, Address, and Age	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Number of Funds in Citizens Family of Funds Overseen by Trustee	Total Compensation from Registrant and Fund Complex Paid to Trustees

Interested Trustees

Sophia Collier*	N/A	N/A	12	N/A
Mitchell A. Johnson*	N/A	N/A	12	N/A

Independent Trustees

Judy Belk	$17,750	N/A	12	$17,750
Walter D. Bristol, Jr.	$17,750	N/A	12	$17,750
Jeannie H. Diefenderfer	$16,500	N/A	12	$16,500
Pablo S. Eisenberg	$16,500	N/A	12	$16,500
Orlando Hernandez	$12,408	N/A	12	$12,408
Martha S. Pope	$22,500	N/A	12	$22,500

*	Sophia Collier and Mitchell A. Johnson receive no compensation from the Trust for serving as Trustees.

Because the Citizens 300 Fund and Citizens Investment Grade Bond Fund are newly organized, they did not pay any trustee compensation during the fiscal year ended June 30, 2002.

As of the date of this Statement of Additional Information, there are no shareholders of the Funds.

Investment Advisory and Other Services

Adviser

The Funds are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective February 17, 2002 (“Management Agreement”). The Adviser’s office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to any Fund at any time without the payment of any penalty upon not less than 60 days’ written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for each Fund, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust’s Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds’ current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any subadvisers will be liable for any loss to a Fund sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any subadviser to the full extent permitted by the Trust’s Declaration of Trust.

In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services expected to be provided by the Adviser. The Trustees also considered the Adviser’s social research capabilities and corporate behavior. The Trustees also considered the fees to be paid by each Fund. The Trustees reviewed data showing how the Funds’ fees and expected total expense ratio compared with those of comparable funds. Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Fund, the Management Agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in each Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Prospectus for the Funds contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to each Fund. The Adviser may reimburse a Fund or waive all or a portion of its management fees.

Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the “discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world.”

Management Fees

The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser’s duties under the Management Agreement. Some of the Trust’s Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for the Funds maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes the Funds’ Net Asset Value and dividends per share.

Each Fund will pay the Adviser a fee for its services as a percentage of the Fund’s average annual net assets as follows:

Citizens 300 Fund	0.20%

Citizens Investment Grade Bond Fund	0.45%

The fees are accrued daily and payable twice monthly but in no event less frequently than semi-annually and computed as of the close of each business day.

The Adviser has not been paid any advisory fees for the Citizens 300 Fund or the Citizens Investment Grade Bond Fund as of the date of this Statement of Additional Information since the Funds are newly organized.

Citizens Securities, Inc.

Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as the Funds’ principal underwriter or distributor. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.

Administrative and Shareholder Services

Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

Fund	Administrative Fee

Citizens 300 Fund	0.15%

Citizens Investment Grade Bond Fund	0.15%

The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian, Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and Statements of Additional Information, proxies and other regulatory filings; and special projects.

In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee for each of the Citizens 300 Fund and the Citizens Investment Grade Bond Fund. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

The Adviser has not been paid any administrative and shareholder services fees for the Funds as of the date of this Statement of Additional Information since the Funds are newly organized.

12b-1 Plan

Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the Funds’ shares.

The Trust’s Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder with respect to the Standard and Adminstrative Class shares of Citizens Core Growth Fund, Emerging Growth Fund and Global Equity Fund and the Standard Class Shares of Citizens Small Cap Core Growth Fund, Value Fund, Global Equity Fund, International Growth Fund, Income Fund, Balanced Fund, Ultra Short Bond Fund, 300 Fund and Investment Grade Bond Fund (collectively the “12b-1 Classes of the Funds.”) In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the 12b-1 Classes of the Funds and their respective shareholders. Pursuant to this Plan, the Trust, on behalf of the 12b-1 Class of the Funds, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of the applicable class (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

The Distribution Plan allows for compensation to be paid to the Funds’ distributor and others in an amount equal to 0.25% of the average annual net assets of the applicable 12b-1 Class of the Funds.

The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as “Qualified Trustees.” Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to any 12b-1 Class of the Funds at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the applicable class, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. Citizens 300 Fund and Citizens Investment Grade Bond Fund are newly organized and have not paid distribution fees as of the date of this Statement of Additional Information.

Expenses

Other expenses to be paid by each Fund include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

When a cost is shared by several series of the Trust, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust’s Board of Trustees. Citizens 300 Fund and Citizens Investment Grade Bond Fund are newly organized and have not paid expenses as of the date of this Statement of Additional Information.

Codes of Ethics

The Funds, the Adviser and distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Service Providers

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of the Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Accounting Agent

The transfer agent, dividend-paying agent and accounting agent for the Trust is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.

Auditors

PricewaterhouseCoopers LLP, independent accountants, audits the financial statements of the Funds and provides other audit, tax and related services. The address of

PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

Brokerage Allocation and Soft Dollars

The Adviser seeks to obtain for each Fund the best net price and the most favorable execution of orders. The factors the Adviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to a Fund’s accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker’s ability to effect a transaction involving a large block of securities, a broker’s availability to execute difficult transactions, responsiveness of a broker to a Fund and a broker’s financial strength and stability. These considerations are weighed by the Adviser in determining the reasonableness of the overall costs and commissions charged.

Purchases are made from issuers, underwriters, dealers or brokers, and banks that specialize in the types of securities the Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to the Fund’s shareholders.

In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser exercises investment discretion.

The Adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities, which the Adviser has with respect to accounts over which they exercise investment discretion.

The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Fund. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as “soft dollars.”

Any soft dollars generated by transactions on behalf of the Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

Citizens 300 Fund and Citizens Investment Grade Bond Fund are newly organized and have not paid brokerage commissions as of the date of this Statement of Additional Information.

Ownership of Shares and Shareholder Rights

The Trust’s Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

Voting Rights

Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class or series are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under “Shareholder and Trustee Liability” below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

Dividends and Distributions

The Citizens 300 Fund will normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

The Citizens Investment Grade Bond Fund will distribute to its shareholders monthly dividends substantially equal to all of its net investment income, if any. The Fund’s net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at net asset value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

Shareholder and Trustee Liability

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts’s law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust’s Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series’ property for any shareholder held personally liable for that series’ obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

How to Purchase and Redeem Shares

How to Buy Shares

It’s easy to buy shares of the Funds. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to “Citizens Funds.” Citizens Funds are unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

Your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust’s behalf. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums

The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan (AIP) accounts).

The minimum subsequent investment for all accounts, including AIP accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for IRA, UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum. (This fee will also be applied to inactive AIP accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you may receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

There is an annual fee of $10 for each retirement account, with a maximum retirement account fee of $20 per shareholder. This fee is waived for total retirement account balances of $25,000 and higher and total account balances of $50,000 and higher. There is also a retirement account closure fee of $15.

Automatic Investment Plan

To enroll in the Trust’s Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

How to Sell Shares

Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. Wired funds cost $10 and typically wire service is next-day, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund’s Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Certain requests for redemption under $100,000 – both written and telephonic – may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check or ACH transfer.

Additional Redemption Information

The Trust pays redemption proceeds within five business days (up to ten business days with respect to the proceeds of redemptions of investments in good order made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund’s obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year’s Day, Martin Luther King, Jr.’s Birthday (observed), Presidents’ Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund pays redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist, which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from the Fund, valued in the same way the Fund’s Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s total net assets during any 90-day period for any one shareholder. A shareholder’s redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund’s shares.

The Trustees of the Trust may cause the involuntary redemption of shares of the Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of the Fund if because of redemptions the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for IRA, UGMA/UTMA and AIP accounts). If the Adviser decides to do this, we may provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum.

When you redeem shares of the Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of redemption.

How We Value Fund Shares

The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Investment Grade Bond Fund. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

The value of equity securities held in the Citizens 300 Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

The Net Asset Value per share of a Fund is determined by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the Fund, and then dividing the result by the number of outstanding shares of the Fund. All expenses are accrued daily and taken into account in determining Net Asset Value.

The value of the shares for a Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

As described in the Prospectus, shares of the Citizens 300 Fund and Citizens Investment Grade Bond Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the closing bid price. Securities maturing within 60 days are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust’s Board of Trustees.

Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

Use of a pricing service has been approved by the Trust’s Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency’s fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund’s Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s Net Asset Value is calculated, the securities will be valued at fair value.

Tax Matters

The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

Taxation of the Funds

Federal Taxes. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify, a Fund must meet various requirements of Subchapter M relating to the nature of the Fund’s gross income, the amount of its distributions, and the composition of its portfolio assets.

If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

Massachusetts Taxes. As long as each Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

Foreign Taxes. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If a Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to “pass through” to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. We do not expect that the Funds will hold sufficient foreign assets to satisfy the 50% test.

Taxation of Shareholders

Taxation of Distributions. Shareholders of the Funds will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends Received Deduction. A portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund’s shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of a Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.

“Buying A Dividend.” Any dividend or distribution from a Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in the Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Withholding for Non-U.S. Persons. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person’s jurisdiction.

Backup Withholding. The Funds are required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

Effects of Certain Investments and Transactions

Certain Debt Instruments. An investment by the Funds in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Options, Etc. The Funds’ transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds intend to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

Foreign Investments. Special tax considerations apply with respect to foreign investments of those Funds which are permitted to make such investments. For example,

foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in “passive foreign investment companies” may need to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

How We Calculate Performance

All performance reported in advertisements will be historical and not intended to indicate future returns. From time to time the yield and compounded and effective yield of the Citizens Investment Grade Bond Fund may be published in advertisements and sales literature. The yield of this Fund usually will be reported over a 30-day period.

Citizens Investment Grade Bond Fund’s Yield

To calculate the Citizens Investment Grade Bond Fund’s yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.

The yield quotation for the Fund is based on the annualized net investment income per share of the Fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the Fund earned during the period by the public offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of the Fund’s shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purpose of yield calculations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Fund’s Net Asset Value per share. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

The Citizens Investment Grade Bond Fund’s yield is calculated according to the following SEC formula:

Yield-2 [(a-b + 1)6-1]
                cd

Where:

a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period.

There is no performance information provided for the Citizens Investment Grade Bond Fund since the Fund is newly organized.

Total Return and Other Quotations

We can express investment results for the Citizens 300 Fund and Citizens Investment Grade Bond Fund in terms of “total return.” Total return refers to the total change in value of an investment in a Fund over a specified period.

In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund’s income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund’s percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:

P(1 + T)n = ERV

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

In calculating total rates of return, all Fund expenses are included. The ERV assumes reinvestment of all dividends and distributions less taxes due on such distributions and complete redemption of the hypothetical investment at the end of the period.

There is no performance information provided for the Citizens 300 Fund since the Fund is newly organized.

When we quote a Fund’s yield or total return we are referring to its past results and not predicting the Fund’s future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund’s actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

We may include after-tax performance in advertisements for the Fund. After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period, but do not reflect the impact of state or local taxes. To the extent a Fund includes such information, it will be calculated according to the following SEC formulas:

Average Annual Total Returns (after taxes on distributions)

P(1+T)n = ATVD

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return (after taxes on distributions).
n = Number of years.
ATVD = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Returns (after taxes on distributions and redemption)

P(1+T)n = ATVDR

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return (after taxes on distributions and redemption).
n = Number of years.
ATVDR = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor’s (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Morgan Stanley Capital International (MSCI) World Index, MSCI Europe, Australasia, Far East (EAFE) Index, Lehman U.S. Aggregate Index and the Russell 2000 Growth Index, as well as other data and rankings from recognized independent publishers or sources such as Morningstar, Inc., Lipper, Inc., IBC’s Money Fund Report, Bloomberg Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance Magazine, Worth Magazine, Your Money Magazine, Smart Money Magazine, Forbes Magazine, Fortune Magazine, and others.

Financial Statements

There are no financial statements for the Funds since they are newly organized.

APPENDIX A:
Description of Ratings

Description of Bond Ratings

     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

Moody’s

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Long-Term Issue Credit Ratings

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters.

However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: The symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch Ratings International Long-Term Credit Ratings

     AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% – 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% – 90% and “D” indicates the lowest recovery potential, i.e. below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

     Plus (+) or minus (-): Plus or minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC.”

Moody’s Short-Term Prime Rating System—Taxable Debt & Deposits Globally

     Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions than is the case for Prime-1 securities. Ample alternate liquidity is maintained.

     Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Note: Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

Standard & Poor’s Short-Term Issue Credit Ratings

     Standard & Poor’s short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C: OTHER INFORMATION

Item 23.	Exhibits

a)
(1)	Amended and Restated Declaration of Trust
Incorporated by reference to Post-Effective Amendment No. 52 to the
Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

(2)	Amendment to the Amended and Restated Declaration of Trust (designating Citizens 300 Fund and Citizens Investment Grade Bond Fund) Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

(3)	Amendment to the Amended and Restated Declaration of Trust (designation of classes) Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

b)	Amended and Restated By-Laws Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 20886), as filed with the Securities and Exchange Commission on August 31, 2001.

c)	Not Applicable.
d)	Amended and Restated Management Agreement with Citizens Advisers, Inc. Filed herewith.
e)	Amended and Restated Distribution Agreement with Citizens Securities, Inc. Filed herewith.
f)	Not applicable.
g)
(1)	Custody Agreement with Fifth Third Bank
Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

(2)	Amendment to Custody Agreement with Fifth Third Bank
Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

(3) Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Custody Agreement. Filed herewith.

h)
(1) Administrative and Shareholder Services Agreement Filed herewith.
(2) Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Administrative and Shareholder Services Agreement Filed herewith.
(3)	Transfer Agency Agreement with BISYS
Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

(4)	Amendment to the Transfer Agency Agreement with BISYS
Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

(5)	Amendment to the Transfer Agency Agreement with BISYS
Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

(6) Letter Agreement adding the Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Transfer Agency Agreement. Filed herewith.
(7)	Fund Accounting Agreement with BISYS
Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on September 24, 2001.

(8)	Amendment to the Fund Accounting Agreement with BISYS
Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

(9) Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Fund Accounting Agreement. Filed herewith.
i)	Form of Opinion and Consent of Bingham McCutchen LLP. Filed herewith.
j)	Not Applicable
k)	Not Applicable.
l)	Not Applicable.
m)	Form of Amended and Restated Distribution Plan Filed herewith.
n)	Rule 18f-3 Plan
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

p)	Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.
Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

q)	Powers of Attorney.
Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

Item 24. Persons Controlled by or under Common Control with the Fund.

  See the Prospectus and the Statement of Additional Information regarding the Registrant’s control relationships.

  Citizens Funds is a Massachusetts business trust.

  Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

Item 25. Indemnification.

Reference is hereby made to (a) Article V of the Registrant’s Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant’s Distribution Agreement with Citizens Securities, Inc., filed herewith; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26. Business and other Connections of Investment Adviser.

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Sophia Collier, Trustee and President, Citizens Funds
Chair of Board and President, Citizens Advisers, Inc. (1991 to 1998 and since July, 2002)
Chair of the Board of Directors and President, Northpoint Technology, Ltd.

Candace R. Corvey, Vice President, University of New Hampshire

John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, New England Circle, Inc.

Jane E. Newman, Executive Dean, John F. Kennedy School of Government (since August 2000)
Managing Director, The Commerce Group (January 1999 to August 2000)

Sean P. Driscoll, Treasurer, Citizens Funds
Senior Vice President, Citizens Advisers, Inc.

Marcia S. Kovalik, Assistant Secretary, Citizens Funds
Vice President and Secretary, Citizens Advisers, Inc.
Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A. (September 1995 to February 2001)

Item 27. Principal Underwriters

(a)	Not applicable.
(b)	Sophia Collier, 230 Commerce Way, Portsmouth, NH, is the President of Citizens Funds’ distributor, Citizens Securities, Inc.
Robert Gunville, 230 Commerce Way, Portsmouth, NH, is the Chief Executive Officer of Citizens Securities, Inc.
Candace Corvey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.
John P. Dunfey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.
Jane E. Newman, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.
Sean P. Driscoll, 230 Commerce Way, Portsmouth, NH, is the Treasurer of Citizens Funds and a Vice President of Citizens Securities, Inc.
Marcia Kovalik, 230 Commerce Way, Portsmouth, NH, is the Assistant Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.
(c)	Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds’ Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds’ Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinatti, Ohio 45263.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the _____
day of ______________, 2003.

CITIZENS FUNDS

By	/s/ Sean P. Driscoll

Sean P. Driscoll, Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities indicated below on ______________ ____, 2003.

Sophia Collier*	Trustee, President, Principal Executive Officer

(Sophia Collier)

/S/ Sean P. Driscoll	Treasurer

(Sean P. Driscoll)

Judy Belk*	Trustee

(Judy Belk)

Walter D. Bristol, Jr.*	Trustee

(Walter D. Bristol, Jr.)

Jeannie H. Diefenderfer*	Trustee

(Jeannie H. Diefenderfer)

Pablo Eisenberg*	Trustee

(Pablo Eisenberg)

Orlando Hernandez*	Trustee

(Orlando Hernandez)

Mitchell Johnson*	Trustee

(Mitchell Johnson)

Martha Pope*	Trustee

(Martha Pope)

*By:	/s/ Sean P. Driscoll

Sean P. Driscoll Pursuant to Powers of Attorney

Exhibit Index

Exhibit Number	Description

(d)	Amended and Restated Management Agreement with Citizens Advisers, Inc.

(e)	Amended and Restated Distribution Agreement

(g)(3)	Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Custody Agreement

(h)(1)	Amended and Restated Administrative and Shareholder Services Agreement

(h)(2)	Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Administrative and Shareholder Services Agreement

(h)(6)	Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Transfer Agency Agreement

(h)(9)	Letter Agreement adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Fund Accounting Agreement

(i)	Form of Opinion and Consent of Bingham McCutchen LLP

(m)	Amended and Restated Distribution Plan